MFS(R) GOVERNMENT SECURITIES FUND *

                      Supplement to the Current Prospectus

Effective immediately, the Portfolio Manager section of the prospectus is hereby restated as follows:

The fund is managed by a team of portfolio managers. Michael Roberge, James T. Swanson, James J. Calmas and Peter C. Vaream, each a Senior Vice President of MFS, have each been a portfolio manager of the fund since March 2002. These individuals have been employed in the investment management area of the adviser since: Mr. Roberge - 1996, Mr. Swanson - 1985, Mr. Calmas - 1988 and Mr. Vaream
- 1992. Matthew W. Ryan, a Vice President of MFS, became a portfolio manager of the fund effective September 30, 2002. Mr. Ryan has been employed in the investment management area of the adviser since 1997.

Members of the team may change from time to time, and a current list of team members is available on the MFS Web site at www.mfs.com.

                 The date of this Supplement is October 29, 2002




* El presente Suplemento tambien se encuentra disponible en espanol. Solicite un ejemplar a un representante de servicio de MFS llamando al 1-800-225-2606. En el caso de discrepancias entre las versiones en ingles y en espanol, se considerara valida la version en ingles.